Exhibit 10.3

SECOND AMENDMENT, dated as of March 9, 2007 (this “Amendment”), to the Credit Agreement, dated as of February 22, 2005 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among WRIGHT EXPRESS CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto (collectively, the “Lenders”), CREDIT SUISSE FIRST BOSTON, MERRILL LYNCH CAPITAL CORPORATION and SUNTRUST BANK, as co-documentation agents (collectively, the “Co-Documentation Agents”), CITICORP NORTH AMERICA, INC., as syndication agent (the “Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders, the Co-Documentation Agents, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders consent to amend and waive certain provisions of the Credit Agreement, including, among other things, to permit the repurchase (the “Stock Repurchase”) by the Borrower of shares of its common stock having an aggregate purchase price of up to $75,000,000;

WHEREAS, the Administrative Agent and the Required Lenders are willing to agree to the requested amendments and waivers on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. Amendment to Section 5.01. (a) Section 5.01(e) is hereby amended by deleting “Sections 6.01, 6.02 or 6.03” therefrom and inserting in lieu thereof “Sections 6.01 or 6.02”; and

(b) Notwithstanding anything in the Credit Agreement to the contrary, the Lenders hereby waive any Default or Event of Default (which shall be deemed not to be continuing for all purposes of the Credit Agreement) and any resulting noncompliance with Section 4.02 of the Credit Agreement arising from the Borrower’s failure to comply with Section 5.01(e) of the Credit Agreement as a result of the omission from any accounting firm letter required to be delivered pursuant thereto of a representation concerning the Borrower’s compliance with Section 6.03 for the relevant period.

3. Consent and Waiver. The Administrative Agent and the Required Lenders hereby consent to the Stock Repurchase and in connection therewith waive compliance with Section 6.08(e) of the Credit Agreement until February 5, 2009 and any Default or Event of Default arising therefrom solely to the extent that on the date of any repurchase made in connection therewith (i) no Event of Default shall be in existence and (ii) the Borrower’s Consolidated Leverage Ratio shall have been no more than 2.00 to 1.00 at the end of the last fiscal quarter for which a compliance certificate was furnished pursuant to Section 5.01(d).

4. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Article III of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties (i) are the subject of the waivers contained in Sections 2(b) and 3 above or (ii) expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

5. Effectiveness of Waiver. This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and each of the Required Lenders.

6. Continuing Effect; No Other Waivers. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waivers provided for herein are limited to the specific provisions of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same Section for any other date or time period.

7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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WRIGHT EXPRESS CORPORATION

By: /s/ Steve Elder
Name: Steve Elder
Title: Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

and as a Lender

By: /s/ Mark M. Cisz
Name: Mark M. Cisz
Title: Executive Director

By: /s/ Jane A. Parker
Name: Jane A. Parker
Title: Vice President

BANK OF TOKYO-MITSUBISHI UFJ TRUST CO.

By: /s/ Jesse A. Reid Jr.
Name: J.Reid
Title: Vice President & Manager

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By: /s/ Ian Nalitt
Name: Ian Nalitt
Title: Vice President

By: /s/ James Neira
Name: James Neira
Title: Associate

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Frederick W. Laird
Name: Frederick W. Laird
Title: Managing Director

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/ Eric S. Christensen
Name: Eric S. Christensen
Title: Senior Vice President

SUNTRUST BANK

By: /s/ William Christensen
Name: William Christensen
Title: Director

UBS LOAN FINANCE LLC

By: /s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By: /s/ Marie Haddad
Name: Marie Haddad
Title: Associate Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ John G. Taylor
Name: John G. Taylor
Title: Director

WELLS FARGO BANK, N.A.

By: /s/ David M. Crane
Name: David M. Crane
Title: Vice President

CITICORP NORTH AMERICA, INC.

By: /s/ Mark R. Floyd
Name: Mark R. Floyd
Title: Vice President

HARRIS N.A.

By: /s/ Michael S. Cameli
Name: Michael S. Cameli
Title: Director